Contents

Management’s Discussion of Fund Performance	1
Independent Auditors’ Report	6
Portfolio of Investments
Arizona Fund	7
Maryland Fund	9
Missouri Fund	11
Virginia Fund	13
National Fund	16
Money Market	19
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	29
Special Information	33

Management’s Discussion of Fund Performance

The annual period ended September 30, 2000 was characterized by two quite different trends for municipal bond investors. The last quarter of 1999, which was the first quarter of the fund’s fiscal year, saw bond values continue to wilt in the wake of steadily increasing interest rates. But with the new year, quality municipal bonds of the sort Mosaic concentrates on reversed fortune. All three quarters of the year 2000 were solidly positive for investors in Tax-Free Trust. By September 30, 2000 one-year total returns for the bond funds were: 5.53% for Tax-Free National; 4.93% for Tax-Free Arizona; 4.63% for Tax-Free Maryland; 5.03% for Tax-Free Missouri; and 4.78% for Tax-Free Virginia. As of September 30, 2000, Mosaic Tax-Free Money Market was yielding 3.84% on a seven-day basis with an effective annual yield of 3.91%.

When the fortunes for municipal bonds changed, Mosaic was well positioned to take advantage. With maturities at the long range of the intermediate spectrum, our funds responded well to the downward drift of yields over the past nine months. A particularly important aspect of our discipline was our emphasis on quality. Not all municipal bonds showed strength in the year 2000, and investors who concentrated on lower-quality bonds had much less success, and even negative returns over the period.

Economic Overview

The bond market has reacted positively to signs that the economy is slowing to a more sustainable growth rate. Over the past quarters we’ve seen slowing housing demand—the first hint the economy was slowing; now manufacturing and retail sales activity have weakened as well. Sharp increases in energy prices are impacting consumer spending and with the heating season approaching consumers will be burdened further. Given the increased signs that higher rates are slowing the economy and inflation pressures are remaining subdued, the Fed is likely on hold until after the election. At this point it appears as though we may see a ‘soft-landing’ where the economy slows, easing inflation pressures, without recession. Such a scenario would be very positive for bonds.

Still, an economic slowdown could reduce capital investment, as companies become less optimistic about the future, reducing productivity and allowing inflation pressures to intensify. This investment in productivity-enhancing technology has kept labor costs, a key component of the inflation formula, in check during the current economic expansion. And while potential election outcomes are unclear at this point, recent spending and tax reform plans from both parties suggest that the next administration may not place the same value upon debt reduction as the current one.

Outlook

Over the past few years investors’ attention has drifted from the conservative world of bonds and towards the stocks and stock funds that have participated in the great bull market of the 1990s. Some seven years ago, municipal bond assets accounted for about 16% of the mutual fund universe. Recently that share dropped below 5%. We believe that many investors will be well served to reassess the role of municipal bonds in their portfolios, and there’s increasing evidence that this trend is underway. Recently, with the go-go stock market becoming increasingly volatile, a more diverse body of investors has turned to the municipal bond market. In fact, as the baby boom generation matures and ‘tech boomers’ cash in a portion of their stock portfolios, the demand for munis has increased at a time when state and local governments, flush with cash from strong tax revenues, are issuing much less debt.

Looking out over the next six to 12 months, we anticipate that the economy will continue to slow. The Federal Reserve has increased short-term interest rates in an attempt to engineer a "soft landing." The bond market has reacted favorably to the Fed’s policy and is poised to rally further as the economy slows to a more sustainable rate of growth. We believe that the combination of lower interest rates and reduced municipal issuance is a recipe for strong returns in the months to come.

ARIZONA FUND

Arizona continues to enjoy a strong, well-diversified service and tourism based economy. The State does not have a credit rating because it does not issue general obligation bonds. The Fund had a total return of 4.93% for the annual period and the 30-day SEC yield was 4.24%. The duration of the portfolio was extended to 7.95 years while the average credit quality remained at AA. Purchases made during the period included Mesa General Obligations, Pima County Industrial Development Authority for HealthPartners, and the University of Arizona. Arizona ranked 22nd in the country in terms of issuance on a year-to-date basis.

Comparison of Changes in the Value of a $10,000 Investment
with the Lehman Municipal Bond Index and Lipper General
Municipal Bond Index for Mosaic Arizona Fund

Past performance is not predictive of future performance.

MARYLAND FUND

Maryland’s economy is diversified among services, light manufacturing and the federal government. The State’s general obligation bonds are rated AAA. The Fund had a total return of 4.63% for the annual period and the 30-day SEC yield was 4.07%. The duration of the portfolio remained at 7.33 years while the average credit quality continues to be AA. Purchases during the period included Howard County Construction Improvement Prerefunded bonds, Montgomery Housing Authority, and Prince Georges Parking Facility Authority. Maryland ranked 27th in the country in terms of issuance on a year-to-date basis.

Comparison of Changes in the Value of a $10,000 Investment with the
Lehman Municipal Bond Index and Lipper General Municipal Bond
Index for Mosaic Maryland Fund

1 February 10, 1993

Past performance is not predictive of future performance.

MISSOURI FUND

Missouri has a broad-based and diversified economy that is service-sector oriented. The State’s general obligation bonds are rated AAA. The Fund had a total return of 5.03% for the annual period and the 30-day SEC yield was 4.3%. The duration of the portfolio was extended to 7.64 years while the average credit quality was maintained at AA. Purchases during the period included Greene County Certificates of Participation, Kansas City School Building Authority, and Normandy School District General Obligations. Missouri ranked 21st in the country in terms of issuance on a year-to-date basis.

Comparison of Changes in the Value of a $10,000 Investment with the
Lehman Municipal Bond Index and Lipper General Municipal Bond
Index for Mosaic Missouri Fund

Past performance is not predictive of future performance.

VIRGINIA FUND

The Commonwealth of Virginia maintains a AAA general obligation bond rating based on a well-diversified economy that emphasizes services and government. The Fund had a total return of 4.78% for the annual period and the 30-day SEC yield was 4.5%. The duration of the portfolio was extended to 7.68 years while the average credit quality was maintained at AA. Purchases during the period included Culpeper County General Obligations, Greater Richmond Convention Center, and Virginia Commonwealth Transportation Authority. Virginia ranked 23rd in the country in terms of issuance on a year-to-date basis.

Comparison of Changes in the Value of a $10,000 Investment with the
Lehman Municipal Bond Index and Lipper General Municipal Bond
Index for Mosaic Virginia Fund

Past performance is not predictive of future performance.

NATIONAL FUND

The National Fund had a total return of 5.53% for the annual period and the 30-day SEC yield was 4.15%. The duration of the portfolio was extended to 8.05 years while the average credit quality was maintained at AA. Purchases made during the period included Melrose Park, Illinois Water Authority, University of the Virgin Islands, and Lower Colorado River Authority. The United States and its territories has issued $141 billion in muni bonds year-to-date through the end of September which represents a 19% decrease in volume over the same period last year.

Comparison of Changes in the Value of a $10,000 Investment with the
Lehman Municipal Bond Index and Lipper General Municipal Bond
Index for Mosaic National Fund

Past performance is not predictive of future performance.

MONEY MARKET FUND

The fund continues to provide a high degree of liquidity and safety of principal. As of September 30, 2000, the fund’s seven-day yield was 3.84%, which is equivalent to a taxable yield of 6.0% for an investor in the 36% federal tax bracket. The average maturity of the fund stood at 37 days at the end of the annual period.

We appreciate your confidence in Mosaic Funds and reaffirm our commitment to provide you with competitive returns to meet your investment objectives.

Sincerely,
(signature)
Michael J. Peters, CFA
Vice President

Independent Auditors’ Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MOSAIC TAX-FREE TRUST

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Mosaic Tax-Free Trust (the "Trust")(including Arizona Fund, Maryland Fund, Missouri Fund, Virginia Fund, National Fund, and Money Market Fund (collectively, the "Funds")), as of September 30, 2000, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the year ended September 30, 1996, were audited by other auditors whose report, dated November 7, 1996, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Mosaic Tax-Free Trust as of September 30, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 3, 2000

Arizona Fund - Portfolio of Investments

Credit Rating*			Principal Amount	Market Value
Moody’s	S&P
		LONG TERM MUNICIPAL BONDS: 96.3% of net assets
		EDUCATION: 4.3%
Aaa	AAA	University of Arizona, Arizona Board of Regents, (FGIC Insured) 5.8%, 6/1/24	275,000	$277,062
		ELECTRIC: 5.6%
Baa1	BBB+	Puerto Rico Electric Power Authority, Power Revenue, 5%, 7/1/28	400,000	360,000
		GENERAL OBLIGATION: 28.4%
Aa3	AA	Maricopa County Unified High School District #210 (Phoenix), 5.375%, 7/1/13	400,000	418,000
Aaa	AAA	Mesa Recreational, Water and Sewer Improvements (FGIC Insured), 6.5%, 7/1/10	250,000	280,625
Aaa	AAA	Mohave County Elementary School District #16 (Mohave Valley) (MBIA Insured), 5.375%, 7/1/13	300,000	303,750
Aaa	AAA	Scottsdale Preserve Authority Excise Tax Revenue (FGIC Insured), 5.625% 7/1/22	225,000	225,562
Aa2	AA	Tucson Recreational Facility Inprovements, 5.25%, 7/1/19	250,000	242,188
Baa1	A	Puerto Rico Commonwealth, 6.5%, 7/1/14	320,000	362,400
		HOSPITAL:11.6%
Aaa#	AAA	Arizona Health Facilities Authority, Hospital Revenue (Phoenix Baptist Hospital) (MBIA Insured), 6.25%, 9/1/11	200,000	208,750
Aaa	AAA	Pima County Industrial Development Authority Revenue (Refunding Bonds), 5.625%, 4/1/14	250,000	255,000
NA	A	Show Low Industrial Development Authority, Hospital Revenue (Nacapache Regional Medical Center), 5.5%, 12/1/17	300,000	286,125
		HOUSING: 13.4%
NA	AA	Maricopa County Industrial Development Authority, Multifamily Housing Revenue, (Pines at Camelback Apartments), 5.45%, 5/1/28	200,000	$186,750
Aaa	NA	Maricopa County Industrial Development Authority, Single Family Mortgage Revenue, 4.3%, 12/1/06	225,000	219,094
nr	AAA	Phoenix Industrial Development Authority, Multifamily Housing Revenue, (GNMA), 7.5%, 7/20/35	200,000	224,500
NA	AAA	PIMA County Industrial Development Authority, Multifamily Revenue (Jolla Tuscan Apartments), 5.2%, 4/1/19	250,000	235,625
		INDUSTRIAL DEVELOPMENT: 10.6%
nr	AAA	Mohave County Industrial Development Authority Industrial Development Revenue (Citizens Utilities), 7.05%, 8/1/20	300,000	305,610
Aa2	AAA+	Phoenix Civic Improvement Corp. Excise Tax, 5.25%, 7/1/24	300,000	281,625
Aaa	AAA	Phoenix Civic Improvement Corp. Excise Tax, 4.25%, 7/1/08	100,000	98,500
		POLLUTION CONTROL: 3.9%
Aaa	AAA	Navajo County Arizona Pollution Control Corporate, (MBIA-IBC Insured) 5.875%, 8/15/28	250,000	252,500
		TRANSPORTATION: 8.5%
Aaa	AAA	Flagstaff, Street and Highway User Revenue, Junior Lien (FGIC Insured), 5.9%, 7/1/10	500,000	540,625

		WATER AND SEWER: 10.0%
Aaa	AAA	Chandler, Water and Sewer Revenue (FGIC Insured), 6.75%, 7/1/06	250,000	256,675
Aaa	AAA	Peoria, Water and Sewer Revenue (FGIC Insured), 4%, 7/1/18	475,000	391,281
		TOTAL INVESTMENTS (cost $6,194,975)		6,212,247
		CASH AND RECEIVABLES LESS LIABILITIES: 3.7% of net assets		239,001
		NET ASSETS:100%		$06,451,248

Maryland Fund - Portfolio of Investments

Credit Rating*			Principal Amount	Market Value
Moody’s	S&P
		LONG TERM MUNICIPAL BONDS: 94.1% of net assets
		EDUCATION: 21.9%
Aaa	AAA	Maryland State Health & Higher Educational Facilities Authority Revenue (Loyola College) (MBIA Insured), 5.375%, 10/1/26	100,000	$96,000
nr	BBB-	Maryland State Health & Higher Educational Facilities Authority Revenue (Green Acres), 5.3%, 7/1/28	100,000	87,375
Aaa	AAA	St. Mary’s College, University Revenue (MBIA Insured), 5.55%, 9/1/23	100,000	98,875
Aaa	AAA	Prince Georges County, 5.375%, 3/15/16	100,000	100,000
Aa3	AA+	University of Maryland System Auxiliary Facility & Tuition Revenue, 5%, 4/1/17	55,000	51,288
Aa3	AA+	University of Maryland System Auxiliary Facility & Tuition Revenue, 4.5%, 10/1/18	45,000	38,475
		ELECTRIC: 4.8%
Baa1	N/A	Puerto Rico Electric Power Authority, Power Revenue, 6%, 7/1/14	100,000	104,375
		GENERAL OBLIGATION: 11.9%
Aa	AA+	Anne Arundel County, Solid Waste Projects (AMT), 5.5%, 9/1/16	100,000	99,250
Aaa	AAA	Baltimore, Public Improvements (AMBAC Insured), 6%, 10/15/04	100,000	105,500
AAA#	AAA	Howard County, Public Improvements (Prerefunded 5/15/03 @ 100), 5.75%, 5/15/08	50,000	51,500
		HOSPITAL: 11.1%
Baa1	nr	Maryland State Health & Higher Educational Facilities Authority Revenue (Kennedy Krieger Issue), 5.125%, 7/1/22	75,000	58,219
Aaa	nr	Maryland State Health & Higher Educational Facilities Authority Revenue (Upper Chesapeake Hospitals-Series A) (FSA Insured), 5.125%, 1/1/38	100,000	91,125
Aaa	AAA	Maryland State Health & Higher Educational Facilities Authority Revenue, Johns Hopkins Medicine-Howard County General Hospital Acquisition, 5%, 7/1/33	100,000	90,125
		HOUSING: 9.0%
Aa2	nr	Maryland State Community Development Administration (Single-Family Housing) (AMT), 6.2%, 4/1/17	100,000	102,125
Aaa	nr	Montgomery County, Maryland Housing Opportunity, Community Housing Revenue, 5.05%, 7/1/28	100,000	90,750
		LEASING: 4.7%
nr	AA	Montgomery County Revenue Authority, Lease Revenue (Human Services Headquarters) 5.6%, 8/1/14	100,000	102,000
		POLLUTION CONTROL: 4.7%
A2	A	Anne Arundel County, Pollution Control Revenue (Baltimore Gas And Electric Company), 6%, 4/1/24	100,000	101,000
		PUBLIC FACILITIES: 3.2%
Aaa	AAA	Baltimore Convention Center Revenue (MBIA Insured), 5%, 9/1/19	75,000	68,906
		TRANSPORTATION: 10.2%
Aa3	AA-	Baltimore, Port Facilities Revenue (Consolidated Coal Sales), 6.5%, 10/1/11	100,000	105,000
Aaa#	AAA	Maryland State Transportation Authority Transportation Facilities Project Revenue, 6.8%, 7/1/16	100,000	114,125
		STATE GENERAL OBLIGATION: 6.8%
Aaa	AAA	Maryland State, 5%, 7/15/11	50,000	50,250
Baa1	A	Puerto Rico Commonwealth, 6.5%, 7/1/14	85,000	96,262
		MUNICIPAL OTHER: 5.8%
Aa	AA-	Howard County, Special Facilities Revenue, 5.95%, 2/15/10	50,000	52,000
A2	nr	Northeast Waste Disposal Authority, Solid Waste Revenue Bond, 5.8%, 7/1/04	70,000	72,275
		TOTAL INVESTMENTS (cost $2,049,330)		2,026,800
		CASH AND RECEIVABLES LESS LIABILITIES: 5.9% of net assets		126,350
		NET ASSETS: 100%		$02,153,150

Missouri Fund - Portfolio of Investments

Credit Rating*			PRINCIPAL AMOUNT	MARKET VALUE
Moody’s	S&P
		LONG TERM MUNICIPAL BONDS: 95.4% of net assets
		EDUCATION: 21.2%
Aaa	AAA	St. Louis Board of Education, 5.5%, 4/1/10	275,000	$289,438
Aaa	AAA	St. Louis County Pattonville R-3 School District (FGIC Insured) 5.75%, 3/1/16	200,000	207,750
Aaa	AAA	Kansas City School District Building, (FGIC Insured), 5%, 2/1/14	150,000	146,438
Aaa	AAA	Missouri State Health and Educational Facilities Authority, Educational Facilities Revenue Bond, (AMBAC Insured) 5.125%, 10/1/16	300,000	287,625
nr	AA+	Normandy School District, General Obligation, 5.4%, 3/1/18	325,000	317,688
Aa1	AA+	Platte County, School District Park Hill, 5.5%, 3/1/14	300,000	306,375
		ELECTRIC: 5.9%
Aaa	AAA	Sikeston, Electric Revenue (MBIA Insured), 6%, 6/1/14	400,000	434,000
		GENERAL OBLIGATION: 16.0%
Aa2	nr	Jefferson City School District, 6.7%, 3/1/11	200,000	224,500
Aaa	AAA	Missouri State (Fourth State Building), 5.75%, 8/1/19	400,000	406,500
Baa1	A	Puerto Rico Commonwealth, Public Improvement, 6.5%, 7/1/14	480,000	543,600
		HOSPITAL: 10.9%
Aaa	AAA	Missouri State Health and Educational Facilities Authority, Health Facilities Revenue (Heartland Health System) (AMBAC Insured), 6.35%, 11/15/17	500,000	516,875
nr	AAA	Missouri State Health and Educational Facilities Authority, Health Facilities Revenue (SSM Health Care) (MBIA Insured), 5%, 6/1/18	250,000	233,437
Aaa#	nr	Missouri State Health and Educational Facilities Authority, Health Facilities Revenue (SSM Health Care) (MBIA Insured) (Prerefunded 6/1/02 @ 102), 6.25%, 6/1/16	45,000	47,081
		HOUSING: 8.4%
nr	AAA	Missouri State Housing Development Commission, Single-Family Mortgage Revenue (GNMA Collaterized) (FHA) (AMT), 7.375%, 8/1/23	105,000	$107,519
nr	AAA#	St. Louis County, Mortgage Revenue (AMT), 5.65%, 2/1/20	500,000	504,375
		LEASING AND OTHER FACILITIES: 30.0%
A1	nr	Greene County Certificate Participatioon, 5.25%, 7/1/11	300,000	303,000
A1	A+	Missouri State Regional Convention and Sports Complex Authority, 5.6%, 8/15/17	250,000	251,250
A1	A+	Missouri State Regional Convention and Sports Complex Authority, 5.5%, 8/15/13	250,000	252,812
A	BBB+	St Louis County Regional Convention and Sports Complex Authority, 5.5%, 8/15/13	300,000	303,375
Aaa	nr	St Louis Municipal Finance Corporation, Leasehold Revenue Bond, (AMBAC Insured), 5.75%, 2/15/17	300,000	309,375
Aaa	AAA	St Louis Parking Facilities Revenue (MBIA Insured), 5.375%, 12/15/21	500,000	490,000
Aaa	AAA	Springfield Public Building Corp. Leasehold Revenue Bond, 5.8%, 6/1/13	275,000	284,281
		POLLUTION CONTROL REVENUE: 3.0%
A1	AA-	St Louis Industrial Development Authority Pollution Control Revenue, 6.65%, 5/1/16	200,000	219,750
		LONG TERM MUNICIPAL BOND TOTAL		6,987,044
		SHORT TERM MUNICIPAL BONDS: 2.8% of net assets
nr	AA	Missouri State Health and Educational Facilities Authority, Health Facilities Revenue 5.65%, 6/1/26**	200,000	200,000
		TOTAL INVESTMENTS (cost $7,047,220)		7,187,044
		CASH AND RECEIVABLES LESS LIABILITIES: 1.8% of net assets		134,275
		NET ASSETS: 100%		$07,321,319

Virginia Fund - Portfolio of Investments

Credit Rating*			Principal Amount	Market Value
Moody’s	S&P
		LONG TERM MUNICIPAL BONDS: 98.2% of net assets
		AIRPORT: 5.4%
Aaa	AAA	Capital Regional Airport Commission, Airport Revenue (AMBAC Insured), 5.625%, 7/1/15	500,000	$509,375
Aaa	AAA	Metropolitan Washington DC Airports, Airport Revenue (FGIC Insured) (AMT), 7%, 10/1/18	500,000	515,245
Aaa	AAA	Metropolitan Washington DC Airports, Airport Revenue (MBIA Insured) (AMT), 6.625%, 10/1/12	500,000	524,375
		EDUCATION: 9.4%
A1	nr	Loudoun County Industrial Development Authority, University Facilities Revenue (George Washington University), 6.25%, 5/15/22	500,000	510,000
nr	A-	Lynchburg Industrial Development Authority, Educational Facilities Revenue (Randolph-Macon Women’s College), 5.875%, 9/1/13	500,000	511,875
nr	A	University Virgin Islands, 5.65%, 12/01/12	590,000	604,013
Aa2	AA	Virginia College Building Authority, Educational Facilities Revenue (Washington and Lee University), 5.75%, 1/1/14	20,000	20,500
Aa	AA	Virginia State Public Schools Authority, Special Obligation (York County), 5.9%, 7/15/13	500,000	521,250
A1	AA-	Virginia State Universities, University Revenue (Virginia Commonwealth University), 5.75%, 5/1/15	500,000	511,875
		ELECTRIC: 3.9%
Baa1	BBB+	Puerto Rico Electric Power Authority, Power Revenue, 5%, 7/1/28	1,250,000	1,125,000
		GENERAL OBLIGATION: 19.1%
Aaa	AAA	Culpepper County, 6%, 1/15/21	500,000	520,625
Aaa	AAA	Fairfax County Public Improvement, 4.5%, 6/1/13	1,000,000	925,000
A2	A	Henry County, 6%, 7/15/14	500,000	522,500
Aaa	AAA	Leesburg, (AMBAC Insured), 5.6%, 6/1/15	500,000	529,375
Aa3	AA	Lynchburg, 5.7%, 6/1/25	1,170,000	1,175,850
Aaa	AAA	Norfolk, (MBIA Insured), 5.75%, 6/1/13	500,000	518,125
Baa	A	Puerto Rico Commonwealth, 6.5%, 7/1/14	1,115,000	1,262,737
		HOSPITAL: 13.3%
Aaa#	AAA	Danville Industrial Development Authority, Hospital Revenue (Danville Regional Medical Center) (FGIC Insured) (Prerefunded 10/1/04 @ 101), 6.375%, 10/1/14	350,000	$376,250
Aaa	AAA	Danville Industrial Development Authority, Hospital Revenue (Danville Regional Medical Center) (AMBAC Insured) 5%,10/1/10	250,000	251,250
Aaa	AAA	Hanover County Industrial Development Authority, Revenue Bon Secours Health System (MBIA Insured), 6%, 8/15/10	640,000	688,000
A1	A+	Lynchburg Industrial Development Authority, Healthcare Facilities Revenue (Centra Health), 5.2%, 1/1/28	1,000,000	892,500
Aa2	AA+	Norfolk Industrial Development Authority, Hospital Revenue (Sentara Hospital), 6.5%, 11/1/13	1,000,000	1,057,500
Aaa	AAA	Roanoke Industrial Development Authority, Hospital Revenue (Roanoke Memorial Hospitals) (MBIA Insured), 6.125%, 7/1/17	500,000	536,250
		HOUSING: 6.8%
nr	AAA	Fairfax County Redevelopment & Housing Authority, Multi-Family Housing Revenue (Castel Lani Project) (FHA Insured), 5.5%, 4/1/28	625,000	591,406
Aa1	AA+	Virginia State Housing Development Authority Commonwealth Mortgage, 5.8% 7/1/05	1,310,000	1,352,575
		INDUSTRIAL DEVELOPMENT: 13.7%
Baa2	nr	Amherst Industrial Development Authority Revenue (Georgia Pacific Corp.) (AMT), 5.25%, 2/1/11	500,000	466,875
Aaa	NA	Fairfax County Economic Development Authority (National Wildlife Assoc.), 5.25%, 9/1/19	1,000,000	968,750
Baa2	nr	Greensville County, Industrial Development Authority Revenue, (Georgia Pacific Corp.) 5.3%, 8/1/14	500,000	460,625
Baa3	BBB	Peninsula Ports Authority, Coal Terminal Revenue (Dominion Terminal), 7.375%, 6/1/20	1,000,000	1,038,750
Aaa	AAA	Portsmouth Industrial Development Authority Revenue, Hotel Conference Center and Parking, 5.125%, 4/1/17	1,000,000	962,500
		LEASING AND OTHER FACILITIES: 1.8%
Aa	AA	Fairfax County Economic Development Authority, Lease Revenue, 5.5%, 5/15/18	500,000	500,625
		TRANSPORTATION: 13.2%
Aaa	AAA	Northern Virginia Transportation District Commuter Rail Revenue, (Virginia Railway Express Project), 5.375%, 7/1/14	1,000,000	1,012,500
Aa1	AA	Virginia Commonwealth Transportation Board, Transportation Revenue Bond, 5.7%, 5/15/19	1,000,000	1,018,750
Aaa	AAA	Chesapeake Bay Bridge and Tunnel (MBIA Insured), 5%, 7/1/22	1,000,000	926,250
Baa3	BBB-	Pocahontas Parkway AS, Rt 895, Connector Toll Road Revenue, 5.5%, 8/15/28	1,000,000	818,750
		WATER & WASTE: 9.7%
Aaa	AAA	Augusta County Service Authority, Water and Sewer Revenue (MBIA Insured), 5%, 11/1/24	1,500,000	1,380,000
Aaa	AAA	Loudoun County Sanitation Authority, Water and Sewer Revenue (FGIC Insured), 6.25%, 1/1/16	500,000	518,750
Aaa	AAA	Upper Occoquan Sewer Authority, Sewer Revenue (MBIA Insured), 4.75%, 7/1/29	1,000,000	862,500
		MUNICIPAL OTHER: 1.9%
nr	BBB	Fairfax County Park Authority, Park Facilities Revenue, 6.625%, 7/15/14	500,000	518,125
		TOTAL INVESTMENTS (cost $28,195,542)		28,007,201
		CASH AND RECEIVABLES LESS LIABILITIES: 1.8% of net assets		518,709
		NET ASSETS: 100%		$28,525,910

National Fund • Portfolio of Investments

Credit Rating*			Principal Amount	Market Value
Moody’s	S&P
		LONG TERM MUNICIPAL BONDS: 97.3% of net assets
		ILLINOIS: 18.2%
Aaa	nr	Grundy County School District #054, General Obligation, (AMBAC Insured), 8.35%, 12/1/07	720,000	$869,400
Aaa	AAA	Illinois Development Financial Authority Revenue, Health Facilities, 5.5%, 11/15/13	1,000,000	997,500
Aaa	AAA	Melrose Park Illinois Water Revenue, (MBIA Insured), 5.2%, 7/1/18	750,000	706,875
Aaa	AAA	Regional Illinois Transportation Authority, Transit Revenue (AMBAC Insured), 7.2%, 11/1/20	300,000	357,000
Aaa	AAA	University of Illinois Certificates, Utility Infrastructure Projects (MBIA Insured), 5.75%, 8/15/09	1,000,000	1,058,750
		INDIANA: 2.6%
Aaa	AAA	Indiana Bond Bank Comm, 5.75%, 8/1/13	550,000	576,813
		KANSAS: 9.8%
Aa3#	AA-	Manhattan Kansas Commercial Dev Rev, 11%, 7/1/16	1,000,000	1,596,250
Aa	AA	Kansas State Department of Transportation, Hwy Revenue, 6.125%, 9/1/09	500,000	548,125
		MASSACHUSETTS: 10.4%
Aa3	AA-	Massachusetts Bay Transportation Authority, Transit Revenue, 7%, 3/1/14	1,000,000	1,168,750
Aa3	A+	University Of Massachusetts Building Authority Revenue, 6.625%, 5/1/08	1,000,000	1,116,250
		MICHIGAN: 11.4%
nr	A	Grand Rapids Charter Township, Retirement Facilities, 5.35%, 7/1/19	500,000	476,250
nr	A+	Michigan Higher Education Facilities Authority Revenue, 5.0%, 5/1/11	1,000,000	990,000
A2	A	Michigan State Strategic Fund, Pollution Control Revenue Bond, 6.2%, 9/1/20	1,000,000	1,027,500
		MINNESOTA: 8.6%
Aa2	AA+	Minnesota State Housing Finance Agency, Housing Revenue (Single-Family Mortgage) (AMT), 6.25%, 7/1/26	395,000	400,925
Aaa	AAA	Metropolitan Council St. Paul Metropolitan Area, 5.625%, 2/1/17	875,000	881,563
Aa1	nr	St. Clair Minnesota Independent School District No. 075, 5.5%, 4/1/17	600,000	600,750
		MISSISSIPPI: 6.8%
Aaa	AAA	Harrison County Wastewater Management District, Sewer Revenue, (Wastewater Treatment Facilities) (FGIC Insured), 7.75%, 2/1/14	500,000	620,625
Aaa	AAA	Harrison County Mississippi Wastewater Management District, Sewer Revenue, (Wastewater Treatment Facilities) (FGIC Insured), 8.5%, 2/1/13	500,000	658,125
nr	AAA	South Panola Mississippi School District (AMBAC Insured), 6.5%, 5/1/04	205,000	217,812
		NORTH DAKOTA: 2.3%
Baa1	nr	Grand Forks Health Care Systems Revenue Bond, 7.125%, 8/15/24	500,000	505,000
		PENNSYLVANIA: 5.3%
Aaa	AAA	Lehigh County, PA General Obligation (Lehigh Valley Hospital) (MBIA Insured), 7%, 7/1/16	1,000,000	1,158,750
		SOUTH CAROLINA: 0.7%
Aaa#	AAA	Piedmont Municipal Power Agency Electrical Revenue (FGIC Insured), 6.5%, 1/1/16	145,000	162,400
		TEXAS: 11.6%
Aaa	AAA	Brownsville, TX General Obligation (Recreation Facility Improvements)(FGIC Insured), 6.5%, 2/15/18	340,000	364,650
Aa2	AA	Dallas Waterworks and Sewer System, 5.35%, 4/1/14	700,000	700,875
Aaa#	AAA	Lower Colorado River Authority, Utility Revenue, (AMBAC Insured), 6.0%, 1/1/17	305,000	324,825
Aaa#	AAA	Texas Public Building Authority, Building Revenue (MBIA Insured), 7.125%, 8/1/11	1,000,000	1,156,250
		VIRGIN ISLANDS: 2.9%
nr	A	University Virgin Islands, Education Revenue, 5.3%, 12/1/8	300,000	304,875
nr	A	University Virgin Islands, Education Renenue, 5.55%, 12/1/11	315,000	322,481
		VIRGINIA: 3.8%
Aaa	nr	Dinwiddie Cty, VA Industrial Development Authority, Lease Revenue County Courthouse Completion Project-Series C (MBIA Insured), 5%, 2/1/17	300,000	286,125
Aaa	AAA	Hanover County Industrial Development Authority Hospital (Bon Secours Health Systems) (MBIA Insured), 6%, 8/15/10	500,000	537,500
		WASHINGTON: 0.7%
nr	AA-#	Port Seattle Washington, Revenue, (Prerefunded 12/01/00 @ 102), 7.6%, 12/1/09	155,000	158,805
		WISCONSIN: 2.2%
Aaa	nr	Madison Metropolitan School District, 5.5%, 4/1/14	495,000	507,375
		LONG TERM MUNICIPAL BOND TOTAL		21,359,174
		SHORT TERM MUNICIPAL BONDS: 0.9% of net assets
Aa3	AAA	New York, NY General Obligation, 5.6%, 8/1/20**	100,000	100,000
Aa3	AAA	New York, NY General Obligation, 5.6%, 8/1/21**	100,000	100,000
		TOTAL INVESTMENTS (cost $20,958,471)		21,559,174
		CASH AND RECEIVABLES LESS LIABILITIES: 1.8% of net assets		391,596
		NET ASSETS: 100%		$21,950,770

Money Market • Portfolio of Investments

Credit Rating*			Principal Amount	Market Value
Moody’s	S&P
		SHORT TERM MUNICIPAL SECURITIES: 97.4% of net assets
		FLORIDA: 6.0%
Aa3	nr	Eustis Florida Health Facilities Authority Revenue, Waterman Medical Center, 3.9%, 12/1/15**	290,000	$290,000
		GEORGIA: 2.1%
nr	AAA/A-1+	Fulton County Georgia Residential Care Facilities (LOC-Rabobank Nederland), 4.0%, 1/1/18**	100,000	100,000
		ILLINOIS: 4.1%
nr	A1+	Illinois Development Financial Authority Industrial Development Revenue (Field Container Corp.)(LOC-American National Bank & Trust), 4.0%, 6/1/03**	200,000	200,000
		KENTUCKY: 6.2%
AA3	nr	Ashland Pollution Control Revenue (Ashland Oil Inc) (LOC-Suntrust Bank Nashville), 3.8%, 4/1/09**	300,000	300,000
		LOUISIANA: 10.3%
VMIG1	A1	Louisiana Public Authority Hospital Revenue (Willis Knighton Medical Project) (AMBAC Insured), 4.0%, 9/1/23**	200,000	200,000
VMIG1	A1	New Orleans Aviation, 4.0%, 8/1/16**	300,000	300,000
		MASSACHUSETTS: 11.5%
MIG1	nr	Athol & Royalston Massachusetts Regional School District, 4.5%, 1/19/01	200,000	200,082
AAA	AAA	Boston Massachusetts, General Obligation, Series A (MBIA Insured) 6.75%, 7/01/11	200,000	207,398
AAA#	AAA	Massachusetts Bay Transition Authority, 7%, 3/1/11	150,000	154,557
		MISSOURI: 9.3%
AA2	nr	Columbia, Special Obligation (LOC-Toronto Dominion Bank), 3.9%, 6/1/08**	300,000	300,000
AAA	AAA	Kansas City, Missouri Industrial, 4.1%, 10/15/15	150,000	151,281
		NEBRASKA: 6.2%
AAA	AAA	Nebhelp, Inc. Revenue, Multiple Mode Student Loans (MBIA Insured), 3.9%, 12/1/15**	300,000	300,000
		NORTH CAROLINA: 12.3%
VMIG1	A1+	Greensboro, General Obligation (SPA-Wachovia Bank of NC), 3.85%, 4/1/07**	300,000	300,000
VMIG1	AAA	North Carolina Medical Care Commission, Hospital Revenue (Pooled Equipment Project) (MBIA Insured), 3.85%, 12/1/25**	300,000	300,000
		OHIO: 3.7%
AAA	AAA	Pickerington Ohio Local School District (AMBAC Insured), 4.2%, 12/01/13	175,000	179,123
		TENNESSEE: 5.6%
AAA	AAA	Metropolitan Nashville Airport Authority Revenue (FGIC Insured) (LOC-Societe Generale), 3.9%, 7/1/19 **	275,000	275,000
		TEXAS: 8.2%
AAA	nr	Arlington Texas Independent School District (PSF-GTD Insured), 5.7%, 2/15/01	100,000	100,500
VMIG1	A1+	Port Development Corporation, Marine Terminal Revenue (Stolt Terminal) (LOC-Canadian Imperial Bank), 3.85%, 1/15/14**	300,000	300,000
		WASHINGTON: 11.9%
VMIG1	nr	Washington State Housing Finance Commission, Housing Revenue (Panorama City Project) (LOC-Key Bank of Washington), 4.1%, 1/1/27**	100,000	100,000
nr	AAA	Washington State Housing Finance Commission, Multi-Family Mortgage Revenue (LOC-Key Bank of Washington), 3.75%, 7/1/20**	300,000	300,000
VMIG1	nr	Washington State Housing Finance Commission, Non-Profit Housing Revenue, 4.1%, 8/1/19**	180,000	180,000
		TOTAL INVESTMENTS (cost $4,732,085)		4,737,941
		CASH AND RECEIVABLES LESS LIABILITIES: 2.6% of net assets		127,901
		NET ASSETS: 100%		$04,865,842

Notes to Portfolio of Investments:

**	Security has a variable coupon rate and is subject to a demand feature before final maturity. Coupon rate as of September 30, 2000.
#	Refunded or escrowed to maturity
AMBAC	American Municipal Bond Assurance Corporation
AMT	Subject to Alternative Minimum Tax
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Federal Security Assistance
GNMA	Government National Mortgage Association
LOC	Letter of Credit
MBIA	Municipal Bond Investors Assurance Corporation
Moody’s	Moody’s Investors Service, Inc.
nr	Not rated
PSF	Permanent School Fund
S&P	Standard & Poor’s Corporation
*	Credit Ratings are unaudited

Statements of Assets and Liabilities

	Arizona Fund	Maryland Fund	Missouri Fund	Virginia Fund	National Fund	Money Market
ASSETS
Investments, at value (Note 1)
Investment securities	$6,212,247	$2,026,800	$6,987,044	$28,007,201	$21,359,174	$000000,--
Short term securities	--	--	200,000	--	200,000	4,737,941
Total investments	6,212,247	2,026,800	7,187,044	28,007,201	21,559,174	4,737,941
Cash	48,492	93,623	43,545	67,864	36,172	83,302
Receivables
Interest	98,212	33,574	96,518	477,359	364,508	34,704
Capital shares sold	100,000	--	--	--	100	12,473
Total assets	6,458,951	2,153,997	7,327,107	28,552,424	21,959,954	4,868,420
LIABILITIES
Payables
Dividends	6,294	847	5,390	15,443	9,064	80
Capital shares redeemed	1,409	--	398	11,071	120	2,498
Total liabilities	7,703	847	5,788	26,514	9,184	2,578
NET ASSETS (Note 5)	$6,451,248	$2,153,150	$7,321,319	$28,525,910	$21,950,770	$4,865,842
CAPITAL SHARES OUTSTANDING	641,564	224,264	719,875	2,559,768	2,105,499	4,860,803
NET ASSET VALUE PER SHARE	$0(0010.06	$0000,9.60	$000,10.17	$0000,11.14	$000,10.43	$0000,1.00

Statements of Operations

For the year ended September 30, 2000

	Arizona Fund	Maryland Fund	Missouri Fund	Virginia Fund	National Fund	Money Market
INVESTMENT INCOME (Note 1)
Interest income	$(370,114)	$(110,170(	$(399,027(	$1,596,450(	$1,164,101(	$(229,508(
EXPENSES (Notes 2 and 3)
Investment advisory fees	41,100(	12,630(	45,306(	178,265(	139,943(	30,497(
Transfer agent, administrative, registration and professional fees	31,982(	10,229(	33,796(	111,237(	98,520(	21,934(
Expenses waived	--(	--(	--(	--(	--(	(6,075)
Total expenses	73,082(	22,859(	79,102(	289,502(	238,463(	46,356(
NET INVESTMENT INCOME	297,032(	87,311(	319,925(	1,306,948(	925,638(	183,152(
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(22,638)	2,147(	(101,260)	(13,913)	(160,551)	(751)
Change in net unrealized appreciation (depreciation) of investments	21,865(	(2)	135,041(	11,975(	430,643(	8,088(
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(773)	2,145(	33,781(	(1,938)	270,092(	7,337(
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(296,259(	$(089,456(	$(353,706(	$1,305,010(	$1,195,730(	$(190,489(

Statements of Changes in Net Assets

For the year ended September 30

	Arizona Fund		Maryland Fund		Missouri Fund
	2000	1999	2000	1999	2000	1999
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$0,297,032(	$0,340,343(	$0,087,311(	$0,088,075(	$0,319,925(	$0,483,558(
Net realized gain (loss) on investments	(22,638)	12,653(	2,147(	1,862(	(101,260)	(88,347)
Net unrealized appreciation (depreciation) of investments	21,865(	(550,257)	(2)	(146,915)	135,041(	(746,293)
Total increase (decrease) in net assets resulting from operations	296,259(	(197,261)	89,456(	(56,978)	353,706(	(351,082)
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(297,032)	(340,343)	(87,311)	(88,075)	(319,925)	(483,558)
CAPITAL SHARE TRANSACTIONS (Note 7)	(723,451)	(912,088)	105,830)	77,232(	(398,402)	(3,481,651)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(724,224)	(1,449,692)	107,975	(67,821)	(364,621)	(4,316,291)
NET ASSETS
Beginning of period	7,175,472(	8,625,164(	2,045,175(	2,112,996(	7,685,940(	12,002,231(
End of period	$6,451,248(	$7,175,472(	$2,153,150(	$2,045,175(	$7,321,319(	$7,685,940(

	Virginia Fund		National Fund		Money Market
	2000	1999	2000	1999	2000	1999
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$01,306,948(	$01,357,120(	$00925,638(	$00955,450(	$0,183,152(	$0,165,848(
Net realized gain loss) on investments	(13,913)	210,914(	(160,551)	213,644(	(751)	(9)
Net unrealized appreciation (depreciation) of investments	11,975(	(2,429,697)	430,643(	(1,817,595)	8,088(	(5,599)
Total increase (decrease) in net assets resulting from operations	1,305,010(	(861,663)	1,195,730(	(648,501)	190,489(	160,240(
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(1,306,948)	(1,357,120)	(925,638)	(955,450)	(183,152)	(165,848)
CAPITAL SHARE TRANSACTIONS (Note 7)	(1,701,398)	(164,094)	(1,157,629)	(1,164,490)	(1,959,725)	(446,131)
TOTAL DECREASE IN NET ASSETS	(1,703,336)	(2,382,877)	(887,537)	(2,768,441)	(1,952,388)	(451,739)
NET ASSETS
Beginning of period	30,229,246(	32,612,123(	22,838,307(	25,606,748(	6,818,230(	7,269,969(
End of period	$28,525,910(	$30,229,246(	$21,950,770(	$22,838,307(	$4,865,842(	$6,818,230(

Financial Highlights

Selected data for a share outstanding for the periods indicated.

ARIZONA FUND	Year Ended September 30,
	2000	1999	1998	1997	1996
Net asset value beginning of year	$10.03	$10.74	$10.45	$10.15	$10.11
Investment operations:
Net investment income	0.45	0.44	0.45	0.47	0.44
Net realized and unrealized gain (loss) on investments	0.03	(0.71)	0.29	0.30	0.04
Total from investment operations	0.48	(0.27)	0.74	0.77	0.48
Less distributions from net investment income	(0.45)	(0.44)	(0.45)	(0.47)	(0.44)
Net asset value, end of year	$10.06	$10.03	$10.74	$10.45	$10.15
Total return (%)	4.93	(2.57)	7.21	7.67	4.85
Ratios and supplemental data
Net assets, end of year (in thousands)	$6,451	$7,175	$8,625	$8,746	$9,066
Ratio of expenses to average net assets(%)	1.12	1.12	1.11	1.11	1.35
Ratio of net investment income to average net assets (%)	4.53	4.23	4.22	4.54	4.35
Portfolio turnover (%)	.29	.37	.26	.32	.09

MARYLAND FUND	Year Ended September 30,
	2000	1999	1998	1997	1996
Net asset value beginning of year	$9.58	$10.24	$10.00	$9.71	$9.74
Investment operations:
Net investment income	0.41	0.40	0.41	0.42	0.41
Net realized and unrealized gain (loss) on investments	0.02	(0.66)	0.24	0.29	(0.03)
Total from investment operations	0.43	(0.26)	0.65	0.71	0.38
Less distributions from net investment income	(0.41)	(0.40)	(0.41)	(0.42)	(0.41)
Net asset value, end of year	$9.60	$9.58	$10.24	$10.00	$9.71
Total return (%)	4.63	(2.60)	6.68	7.42	3.96
Ratios and supplemental data
Net assets, end of year (in thousands)	$2,153	$2,045	$2,113	$2,098	$2,042
Ratio of expenses to average net assets (%)	1.13	1.13	1.13	1.12	1.28
Ratio of net investment income to average net assets (%)	4.34	4.02	4.09	4.29	4.12
Portfolio turnover (%)	.12	.14	.30	.15	.21

MISSOURI FUND	Year Ended September 30,
	2000	1999	1998	1997	1996
Net asset value beginning of year	$10.12	$10.87	$10.53	$10.22	$10.13
Investment operations:
Net investment income	0.44	0.44	0.44	0.46	0.44
Net realized and unrealized gain (loss) on investments	0.05	(0.75)	0.34	0.31	0.09
Total from investment operations	0.49	(0.31)	0.78	0.77	0.53
Less distributions from net investment income	(0.44)	(0.44)	(0.44)	(0.46)	(0.44)
Net asset value, end of year	$10.17	$10.12	$10.87	$10.53	$10.22
Total return (%)	5.03	(2.95)	7.61	7.72	5.24
Ratios and supplemental data
Net assets, end of year (in thousands)	$7,321	$7,686	$12,002	$11,553	$11,381
Ratio of expenses to average net assets[1] (%)	1.09	1.10	1.09	1.02	1.34
Ratio of net investment income to average net assets (%)	4.43	4.15	4.18	4.45	4.27
Portfolio turnover (%)	.26	.17	.24	.41	.21

VIRGINIA FUND	Year Ended September 30,
	2000	1999	1998	1997	1996
Net asset value beginning of year	$11.13	$11.93	$11.56	$11.21	$11.12
Investment operations:
Net investment income	0.50	0.49	0.50	0.52	0.51
Net realized and unrealized gain (loss) on investments	0.01	(0.80)	0.37	0.35	0.09
Total from investment operations	0.51	(0.31)	0.87	0.87	0.60
Less distribution from net investment income	(0.50)	(0.49)	(0.50)	(0.52)	(0.51)
Net asset value, end of year	$11.14	$11.13	$11.93	$11.56	$11.21
Total return (%)	4.78	(2.69)	7.66	7.95	5.50
Ratios and supplemental data
Net assets, end of year (in thousands)	$28,526	$30,229	$32,612	$32,614	$33,340
Ratio of expenses to average net assets[1] (%)	1.02	1.02	1.02	1.05	1.20
Ratio of net investment income to average net assets (%)	4.60	4.22	4.28	4.55	4.53
Portfolio turnover (%)	. 24.27		.32	.28	.28

NATIONAL FUND	Year Ended September 30,
	2000	1999	1998	1997	1996
Net asset value beginning of year	$10.30	$11.00	$10.62	$10.29	$10.21
Investment operations:
Net investment income	0.42	0.42	0.42	0.44	0.45
Net realized and unrealized gain (loss) on investments	0.13	(0.70)	0.38	0.33	0.08
Total from investment operations	0.55	(0.28)	0.80	0.77	0.53
Less distribution from net investment income	(0.42)	(0.42)	(0.42)	(0.44)	(0.45)
Net asset value, end of year	$10.43	$10.30	$11.00	$10.62	$10.29
Total return (%)	5.53	(2.67)	7.66	7.70	5.17
Ratios and supplemental data
Net assets, end of year (in thousands)	$21,951	$28,838	$25,607	$26,698	$29,286
Ratio of expenses to average net assets(%)	1.07	1.07	1.07	1.05	1.20
Ratio of net investment income to average net assets (%)	4.15	3.87	3.91	4.20	4.32
Portfolio turnover (%)	.78	.35	.20	.44	.39

MONEY MARKET	Year Ended September 30,
	2000	1999	1998	1997	1996
Net asset value beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.03	0.02	0.03	0.03	0.03
Less distribution from net investment income	(0.03)	(0.02)	(0.03)	(0.03)	(0.03)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	3.06	2.49	2.75	2.71	2.63
Ratios and supplemental data
Net assets, end of year (in thousands)	$4,866	$6,818	$7,270	$6,852	$7,499
Ratio of expenses to average net assets[1] (%)	0.76[4]	0.77[4]	0.85	0.83[2]	0.88[2]
Ratio of net investment income to average net assets (%)	3.01[4]	2.46[4]	2.70	2.68[3]	2.59[3]

1 For the years ended September 30, 1997 and 1996, the ratio reflects fee paid indirectly.

2 For the years ended September 30, 1997 and 1996, the ratio of expenses before expenses incurred and paid by the investment advisor to average net assets would have been 0.95% and 1.15%, respectively, for such years.

3 For the years ended September 30, 1997 and 1996, the ratio of net investment income before expenses incurred and paid by the investment advisor to average net assets would have been 2.56% and 2.32%, respectively, for such years.

4 See Note 3 to the Financial Statements.

Notes to Financial Statements

For the year ended September 30, 2000

1. Summary of Significant Accounting Policies. Mosaic Tax-Free Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust maintains six separate funds (described in the following sentences and defined as the "Funds") which invest principally in securities exempt from federal income taxes, commonly known as "municipal" securities. The Arizona, Maryland, Missouri and Virginia Funds (the "State Funds") invest solely in securities exempt from both federal and state income taxes in their respective states. The National Fund invests in securities exempt from federal taxes. The National Fund and the State Funds invest in intermediate and long-term securities. The Money Market invests in short-term securities and is priced according to the "penny rounding" method whereby the share price is rounded to the nearest cent to maintain a stable share price of $1.00. The State and National Funds’ price per share fluctuates with the market value of the respective underlying portfolio of securities. Because the Trust is 100% no-load, the shares of each fund are offered and redeemed at the net asset value per share.

Securities Valuation: Securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which market quotations are readily available are valued at the mean between their bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the trustees. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income, net of amortization of premium and original issue discount, and other income (if any) is recorded as earned.

Dividends: Net investment income, determined as gross investment income less expenses, is declared as a regular dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month. Capital gain dividends, if any, are declared and paid annually. Additional distributions may be made if necessary.

Income Tax: In accordance with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, substantially all taxable income, if any, of each fund is distributed to its shareholders. Therefore, no federal income tax provision is required. As of September 30, 2000, capital loss carryovers available to offset future capital gains for federal income tax purposes and the years they expire are as follows:

Expiration Date	Arizona Fund
September 30, 2003	$239,047
September 30, 2008	22,638

Expiration Date	Maryland Fund
September 30, 2003	$159,572
September 30, 2004	13,070

Expiration Date	Missouri Fund
September 30, 2003	$29,189
September 30, 2007	88,347
September 30, 2008	101,260

Expiration Date	Virginia Fund
September 30, 2003	$57,063
September 30, 2008	13,913

Expiration Date	National Fund
September 30, 2003	$1,288,785
September 30, 2008	160,551

Expiration Date	Money Market
September 30, 2007	$9
September 30, 2008	751

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. ("the Advisor"), earns an advisory fee equal to 0.625% per annum of the average net assets of the State and National Funds and 0.5% per annum of the average net assets of the Money Market. The fees are accrued daily and are paid monthly.

3. Other Expenses. Effective October 1, 1997, all expenses and support services are provided by the Advisor under a Services Agreement for fees based on a percentage of average net assets that is accrued daily and paid monthly. This percentage is 0.48% for the Arizona Fund, 0.50% for the Maryland Fund, 0.46% for the Missouri Fund, 0.39% for the Virginia Fund, 0.44% for the National Fund and 0.36% for the Money Market. During the years ended September 30, 1999 and 2000, $6,062 and $6,075, respectively, of this fee was irrevocably waived for the Money Market. Had this portion of the fee not been waived, the ratio of expenses for 1999 and 2000 would have been 0.86% and 0.86%, respectively. The ratio of net investment income to average net assets for 1999 and 2000 would have been 2.37% and 2.91%, respectively. Pursuant to the Services Agreement, the Advisor retained Firstar Mutual Fund Services, LLC to serve as the Trust’s transfer agent effective September 27, 1999.

The Advisor is responsible for the fees and expenses of trustees who are affiliated with the Advisor and certain promotional expenses.

4. Aggregate Cost and Unrealized Appreciation. The aggregate cost for federal income tax purposes and the net unrealized appreciation are stated as follows as of September 30, 2000:

	Arizona Fund	Maryland Fund
Aggregate Cost	$(6,194,975)	$(2,049,330)
Gross unrealized appreciation	121,392)	29,398)
Gross unrealized depreciation	(104,120)	(51,928)
Net unrealized appreciation (depreciation)	$00,(17,272)	$00,(22,530)
	Missouri Fund	Virginia Fund
Aggregate Cost	$(7,047,220)	$28,195,542)
Gross unrealized appreciation	181,241)	564,829)
Gross unrealized depreciation	(41,417)	(753,170)
Net unrealized appreciation(depreciation)	$0),139,824)	$0,(188,341)
	National Fund	Money Market
Aggregate Cost	$20,958,471)	$(4,732,085)
Gross unrealized appreciation	694,099)	6,011)
Gross unrealized depreciation	(93,396)	(155)
Net unrealized appreciation	$(0,600,703)	$00(, 5,856)

5. Net Assets. At September 30, 2000, net assets included the following:

	Arizona Fund	Maryland Fund
Paid in capital	$(6,695,661)	$(2,348,322)
Accumulated net realized losses	(261,685)	(172,642)
Net unrealized appreciation(depreciation) on investments	17,272)	(22,530)
Total Net Assets	$(6,451,248)	$(2,153,150)
	Missouri Fund	Virginia Fund
Paid in capital	$07,400,291)	$28,785,227)
Accumulated net realized losses	(218,796)	(70,976)
Net unrealized appreciation(depreciation) on investments	139,824)	(188,341)
Total Net Assets	$(7,321,319)	$28,525,910)
	National Fund	Money Market
Paid in capital	$22,799,403)	$04,860,746)
Accumulated net realized losses	(1,449,336)	(760)
Net unrealized appreciationon investments	600,703)	5,856)
Total Net Assets	$21,950,770)	$04,865,842)

6. Investment Transactions. Purchases and sales of securities other than short-term securities, for the year ended September 30, 2000, were as follows:

	Purchases	Sales
Arizona Fund	$1,887,079	$2,702,739
Maryland Fund	266,198	230,890
Missouri Fund	1,834,384	2,138,789
Virginia Fund	6,816,862	7,765,204
National Fund	16,779,423	17,685,591

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended September 30,
ARIZONA FUND	2000	1999
In Dollars
Shares sold	$00,407,796)	$(475,384)
Shares issued in reinvestment of dividends	215,422)	254,345)
Total shares issued	623,218)	729,729)
Shares redeemed	(1,346,669)	(1,641,817)
Net decrease	$0,(723,451)	$0,(912,088)
In Shares
Shares sold	40,689)	44,931)
Shares issued in reinvestment of dividends	21,751)	24,293)
Total shares issued	62,440)	69,224)
Shares redeemed	(136,603)	(156,678)
Net decrease	(74,163)	(87,454)

	Year Ended September 30,
MARYLAND FUND	2000	1999
In Dollars
Shares sold	$(312,471)	$(587,608)
Shares issued in reinvestment of dividends	76,865)	77,790)
Total shares issued	389,336)	665,398)
Shares redeemed	(283,506)	(588,166)
Net increase	$(105,830)	$00077,232)
In Shares
Shares sold	32,768)	58,224)
Shares issued in reinvestment of dividends	8,143)	7,782)
Total shares issued	40,911)	66,006)
Shares redeemed	(30,174)	(58,863)
Net increase	10,737)	7,143)

	Year Ended September 30,
MISSOURI FUND	2000	1999
In Dollars
Shares sold	$0,205,521)	$(989,719)
Shares issued in reinvestment of dividends	255,977)	414,347)
Total shares issued	461,498)	1,404,066)
Shares redeemed	(859,900)	(4,885,717)
Net decrease	$00(398,402))	$(3,481,651)
In Shares
Shares sold	20,605)	93,111)
Shares issued in reinvestment of dividends	25,596)	39,186)
Total shares issued	46,201)	132,297)
Shares redeemed	(86,058)	(477,072)
Net decrease	(39,857)	(344,775)

	Year Ended September 30,
VIRGINIA FUND	2000	1999
In Dollars
Shares sold	$(3,667,553)	$(3,892,739)
Shares issued in reinvestment of dividends	1,097,536)	1,134,905)
Total shares issued	4,765,089)	5,027,644)
Shares redeemed	(6,466,487))	(5,191,738)
Net decrease	$(1,701,398))	$0,(164,094)
In Shares
Shares sold	336,100)	333,387)
Shares issued in reinvestment of dividends	100,257)	97,737)
Total shares issued	436,357)	431,124)
Shares redeemed	(593,608)	(448,179)
Net decrease	(157,251)	(17,055)

	Year Ended September 30,
NATIONAL FUND	2000	1999
In Dollars
Shares sold	$(1,973,104)	$(3,151,849)
Shares issued in reinvestment of dividends	818,581)	796,850)
Total shares issued	2,791,685)	3,948,699)
Shares redeemed	(3,949,314)	(5,113,189)
Net increase	$(1,157,629))	$(1,164,490)
In Shares
Shares sold	193,167)	289,814)
Shares issued in reinvestment of dividends	79,823)	78,677)
Total shares issued	272,990)	368,491)
Shares redeemed	(385,197)	(478,188)
Net decrease	(112,207)	(109,697)

	Year Ended September 30,
MONEY MARKET	2000	1999
In Dollars &Shares
Shares sold	$05,567,554)	$(4,977,145)
Shares issued in reinvestment of dividends	180,679)	160,223)
Total shares issued	5,748,233)	5,137,368)
Shares redeemed	7,707,958)	(5,583,499)
Net decrease	$(1,959,725))	$0,(446,131)

Special Information

For the year ended September 30, 2000 (unaudited)

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the following are designated as tax-exempt dividends: $297,032 for the Arizona Fund; $87,311 for the Maryland Fund; $319,925 for the Missouri Fund; $1,306,948 for the Virginia Fund; $925,638 for the National Fund; and $183,152 for the Money Market.

In January 2001, shareholders of the Tax-Free Trust will receive Federal income tax information on all distributions paid to their accounts in calendar year 2000, including any distributions paid between September 30, 2000 and December 31, 2000.